EXHIBIT 20




                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                                     31
         Beginning Principal Receivables Balance                                                                1,944,710,797.32
         Beginning Special Funding Account Balance                                                                          0.00
         Beginning Principal Receivables + SFA Balance                                                          1,944,710,797.32
         Beginning Finance Charge Receivables                                                                      61,063,569.20
         Beginning Total Receivables                                                                            2,005,774,366.52
         Special Funding Account Earnings                                                                                   0.00
         Finance Charge Collections                                                                                31,283,011.26
         Interest/Fee Reversals (Wachovia accounts only)                                                             -468,696.31
         Interchange Collections                                                                                    1,902,026.52
         Collection Account Investment Proceeds                                                                             0.00
         Recoveries treated as Finance Charge Collections                                                                   0.00
         Total Finance Charge Receivables Collections                                                              32,716,341.47
         Principal Receivables Collections                                                                        189,482,598.14
         Recoveries treated as Principal Collections                                                                  869,400.60
         Total Principal Receivables Collections                                                                  190,351,998.74
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                 11.01%
         Defaulted Amount (Net of Recoveries)                                                                      12,491,671.21
         Annualized Default Rate                                                                                           7.71%
         Trust Gross Yield                                                                                                20.19%
         Aggregate Account Addition or Removal (Y/N)?                                                                          N
         Date of Addition/Removal                                                                                            N/A
         Principal Receivables at the end of the day of Addition/Removal                                                     N/A
         SFA Balance at the end of the day of Addition/Removal                                                               N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                       N/A
         Ending Principal Receivables Balance                                                                   1,881,991,902.37
         Ending Special Funding Account (SFA) Balance                                                                       0.00
         Ending Principal Receivables + SFA Balance                                                             1,881,991,902.37
         Ending Finance Charge Receivables                                                                         59,914,127.74
         Ending Total Receivables                                                                               1,941,906,030.11
         Required Minimum Principal Balance (as of month end)                                                   1,393,166,666.67

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations                                                 Total                    1998-2                  1998-3
         Group                                                                               1                      1
         Class A Initial Invested Amount                         1,056,000,000.00          528,000,000.00         528,000,000.00
         Class B Initial Invested Amount                           226,000,000.00          113,000,000.00         113,000,000.00
         Collateral Initial Invested Amount                        134,000,000.00           67,000,000.00          67,000,000.00
         Class D Initial Invested Amount                            84,000,000.00           42,000,000.00          42,000,000.00
         Total Initial Invested Amount                           1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount (per definition)               105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                     1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                     100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                32,716,341.47           16,358,170.73          16,358,170.73
         Series Allocable Principal Collections                    190,351,998.74           95,175,999.37          95,175,999.37
         Series Allocable Defaulted Amounts                         12,491,671.21            6,245,835.60           6,245,835.60
         Series Allocable Servicing Fee                              2,295,709.72            1,045,709.72           1,250,000.00
         In Revolving Period?                                                                           N                      Y
         Available for Principal Sharing Series                     78,228,985.34                    0.00          78,228,985.34
         Principal Shortfall                                        28,604,347.99           28,604,347.99                   0.00
         Allocation of Shared Principal Collections                 78,228,985.34           78,228,985.34                   0.00
         Available for Excess Allocation Series                      8,396,782.11            4,972,818.51           3,423,963.60
         Finance Charge Shortfall                                            0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                     0.00                    0.00                   0.00

B. Series Allocations
         Amounts Due                                                                           1998-2                  1998-3
                             Transferor's Percentage                                               22.87%                 22.87%
                             Principal Allocation Percentage                                       77.13%                 77.13%
                             Principal Collections                                          73,411,429.22          73,411,429.22
                             Floating Allocation Percentage                                        77.13%                 77.13%
                             Class A Certificate Rate                                            5.98063%               6.01063%
                             Class B Certificate Rate                                            6.19063%               6.24063%
                             CIA Certificate Rate                                                6.75563%               6.85563%
                             CIA Secured Loan Spread Rate                                        6.50563%               6.60563%
                             Class D Certificate Rate                                            0.00000%               0.00000%
                             Class A Interest                                                2,631,477.20           2,644,677.20
                             Class B Interest                                                  582,950.99             587,659.33
                             Collateral Monthly Interest                                       288,573.30             382,772.68
                             Class D Interest                                                        0.00                   0.00
                             Investor Monthly Interest                                       3,503,001.49           3,615,109.21
                             Investor Default Amount (Net of Recoveries)                     4,817,556.12           4,817,556.12
                             Interchange Collections                                           733,538.32             733,538.32
                             0.75% of Interchange                                              392,141.15             468,750.00
                             Servicer Interchange                                              392,141.15             468,750.00
                             Monthly Servicing Fee (Before Adjustments)                      1,045,709.72           1,250,000.00
                                 Interchange Adjustment                                              0.00                   0.00
                                 SFA Adjustment                                                      0.00                   0.00
                                 Previous Period Adjustment                                          0.00                   0.00
                             Total Monthly Servicing Fee (After all adjustments)             1,045,709.72           1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                  Group I                      1998-2                  1998-3
         Beginning Invested Amount (Month)                       1,500,000,000.00          750,000,000.00         750,000,000.00
         Finance Charge Collections                                 25,234,863.86           12,617,431.93          12,617,431.93
         Reserve Account Interest                                       14,784.18               14,784.18                   0.00
         PFA Proceeds                                                  561,136.10              561,136.10                   0.00
         Total Finance Charge Collections                           25,810,784.14           13,193,352.21          12,617,431.93
         Investor Monthly Interest                                   7,118,110.70            3,503,001.49           3,615,109.21
         Investor Default Amount                                     9,635,112.24            4,817,556.12           4,817,556.12
         Monthly Servicing Fee                                       2,295,709.72            1,045,709.72           1,250,000.00
         Additional Amounts                                                  0.00                    0.00                   0.00
         Total Amount Due                                           19,048,932.66            9,366,267.33           9,682,665.33
         Group Excess?                                                          Y
         Amount per 4.10(A)                                                                  3,503,001.49           3,615,109.21
         Amount per 4.10(B)            used in a                                             4,817,556.12           4,817,556.12
         Amount per 4.10(C)     shortfall scenario only                                      1,045,709.72           1,250,000.00
         Amount per 4.10(D)                                                                          0.00                   0.00
         Redirected Finance Charge Collections                      25,810,784.14           12,747,193.07          13,063,591.07
         Amount of funds redistributed per 4.10                                               -446,159.14             446,159.14
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)     12,186,056.97          13,063,591.07

D. Trust Performance
         30-59 Days Delinquent                                                              35,324,107.33                  1.88%
         60-89 Days Delinquent                                                              25,145,158.87                  1.34%
         90+ Days Delinquent                                                                48,536,623.07                  2.58%
         Total 30+ Days Delinquent                                                         109,005,889.27                  5.79%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer


         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 16-Jan-01
Current Payment Date                              15-Feb-01
Actual / 360 Days                                    30                 30                30                30
30 / 360 Days                                        29                 29                29                29
Fixed / Floating                                  Floating           Floating          Floating          Floating           Total

                                                  Class A            Class B     Collateral Invested    Class D
                                                                                     Amount
Certificate Rate                                        5.98063%        6.19063%        6.75563%          0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                          6.50563%
Initial Balance                                   528,000,000.00  113,000,000.00   67,000,000.00     42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)       528,000,000.00  113,000,000.00   51,259,166.67     42,000,000.00   734,259,166.67
Ending Outstanding Amount (Distribution)          528,000,000.00  113,000,000.00   33,485,912.50     42,000,000.00   716,485,912.50

Beginning Invested Amount (Distribution)          528,000,000.00  113,000,000.00   51,259,166.67     42,000,000.00   734,259,166.67
Ending Invested Amount (Distribution)             528,000,000.00  113,000,000.00   33,485,912.50     42,000,000.00   716,485,912.50

Beginning Adjusted Invested Amount (Distribution) 421,166,666.67  113,000,000.00   51,259,166.67     42,000,000.00   627,425,833.34
Ending Adjusted Invested Amount (Distribution)    314,333,333.34  113,000,000.00   33,485,912.50     42,000,000.00   502,819,245.84


Beginning Invested Amount (Month)                 528,000,000.00  113,000,000.00   67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                    528,000,000.00  113,000,000.00   51,259,166.67     42,000,000.00   734,259,166.67

Beginning Adjusted Invested Amount (Month)        528,000,000.00  113,000,000.00   67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)           421,166,666.67  113,000,000.00   51,259,166.67     42,000,000.00   627,425,833.34

Principal Allocation Percentage                           70.40%          15.07%           8.93%             5.60%          100.00%
Floating Allocation Percentage                            70.40%          15.07%           8.93%             5.60%          100.00%
Principal Collections                              51,681,646.17   11,060,655.34    6,558,087.68      4,111,040.04    73,411,429.22
Redirected Finance Charge Collections               8,578,984.11    1,836,032.58    1,088,621.09        682,419.19    12,186,056.97
Reserve Account Draw                                        0.00            0.00                                               0.00
PFA Proceeds (Class A Available Funds)                561,136.10                                                         561,136.10
Redirected Finance Charge plus PFA Proceeds         9,140,120.21    1,836,032.58    1,088,621.09        682,419.19    12,747,193.07
Monthly Interest                                    2,631,477.20      582,950.99      288,573.30              0.00     3,503,001.49
Investor Default Amount (Net)                       3,391,559.51      725,845.12      430,368.35        269,783.14     4,817,556.12
Monthly Servicing Fee                                 736,179.64      157,553.60       93,416.73         58,559.74     1,045,709.72
Total Due                                           6,759,216.35    1,466,349.71      812,358.38        328,342.89     9,366,267.33

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,747,193.07
Series Adjusted Portfolio Yield                                                                                              12.69%
Base Rate                                                                                                                     7.43%


                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
       Revolving Period (Y/N)                                                     N
       Accumulation Period (Y/N)                                                  Y
       Early Amortization (Y/N)                                                   N
       Controlled Accumulation Period                                            6.00
       FNBA is Servicer                                                           Y
       Paydown Excess CIA (Y/N)                                                   Y
       Paydown Excess Class D (Y/N)                                               Y
       Controlled Accumulation Amount                                            106,833,333.33
       Controlled Deposit Amount                                                 106,833,333.33
       Ending Controlled Deposit Amount Shortfalll                                         0.00

Funding Accounts
       Beginning Principal Funding Account Balance                               106,833,333.33
       Principal Funding Account Deposit                                         106,833,333.33
       Principal Funding Account Withdrawal                                                0.00
       Ending Principal Funding Account Balance                                  213,666,666.66
       Principal Funding Investment Proceeds                                         561,136.10

       Yield Supplement Account Beginning Balance                                          0.00
       Yield Supplement Account Release                                                    0.00
       Yield Supplement Account Ending Balance                                             0.00

       Reserve Account Beginning Balance                                           3,205,000.00
       Required Reserve Account Amount                                             3,205,000.00
       Available Reserve Account Amount                                            3,205,000.00
       Interest Retained in Reserve Account                                                0.00
       Funds Deposited into Reserve Account (out of Excess Spread)                         0.00
       Ending Reserve Account Balance                                              3,205,000.00
       Covered Amount                                                                532,442.20
       Reserve Draw Amount                                                                 0.00

C. Certificate Balances and Distributions
                                      Class A                Class B              CIA               Class D            Total
         Beginning Balance                528,000,000.00      113,000,000.00      51,259,166.67    42,000,000.00    734,259,166.67
       Interest Distributions               2,631,477.20          582,950.99         288,573.30             0.00      3,503,001.49
       Cumulative PFA Deposits            213,666,666.66                0.00                                0.00    213,666,666.66
       Principal Distributions                      0.00                0.00      17,773,254.17             0.00     17,773,254.17
       Total Distributions                  2,631,477.20          582,950.99      18,061,827.47             0.00     21,276,255.66
       Ending Certificate Balance         528,000,000.00      113,000,000.00      33,485,912.50    42,000,000.00    716,485,912.50


                    Partners First Credit Card Master Trust
                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                     4.9839
                          2 Amount of the distribution in respect of Class A Monthly Interest:                    4.9839
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:          0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                   0.00
                          5 Amount of the distribution in respect of Class A Principal:                             0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                           0.00
                          2 Amount of Class A Investor Charge-Offs                                                  0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                     0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                            0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                  0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                 5.1589
                          2 Amount of the distribution in respect of Class B monthly interest:                    5.1589
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:          0.00
                          4 Amount of the distribution in respect of Class B additional interest:                   0.00
                          5 Amount of the distribution in respect of Class B principal:                             0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                     0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                    0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                               0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                             0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                          0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

            1 Total amount distributed to the Collateral Interest Holder:                                            18,061,827.47
            2 Amount distributed in respect of Collateral Monthly Interest:                                             288,573.30
            3 Amount distributed in respect of Collateral Additional Interest:                                                0.00
            4 The amount distributed to the Collateral Interest Holder in respect                                    17,773,254.17
              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

            1 The amount of reductions in the Collateral Invested Amount.                                                     0.00
            2 The total amount reimbursed in respect of such reductions in the                                                0.00
              Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
            1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA, Res Draw & Int and PFA Proceeds)      12,747,193.07
            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                    9,366,267.33
            3 Spread Account Requirement per Loan Agreement                                                          -1,591,892.77
            4 Finance Charge Shortfall                                                                                        0.00
            5 Available for Other Excess Allocation Series                                                            4,972,818.51

K. Application of Reallocated Investor Finance Charge Collections.

                                                     Available             Due                  Paid           Shortfall
            1 Allocated Class A Available Funds           8,578,984.11
              a Reserve Account Release                           0.00
              b PFA Investment Earnings                     561,136.10
              c Class A Available Funds                   9,140,120.21

            2 Class A Available Funds                     9,140,120.21
              a Class A Monthly Interest                                     2,631,477.20     2,631,477.20              0.00
              b Class A Servicing Fee                                          736,179.64       736,179.64              0.00
              c Class A Investor Default Amount                              3,391,559.51     3,391,559.51              0.00
              d Class A Excess                            2,380,903.86

            3 Class B Available Funds                     1,836,032.58
              a Class B Monthly Interest                                       582,950.99       582,950.99              0.00
              b Class B Servicing Fee                                          157,553.60       157,553.60              0.00
              c Class B Excess                            1,095,528.00

            4 Collateral Available Funds                  1,088,621.09
              a Collateral Servicing Fee                                        93,416.73        93,416.73              0.00
              b Collateral Excess                           995,204.35

            5 Class D Available Funds                       682,419.19
              a Class D Servicing Fee                                           58,559.74        58,559.74              0.00
              b Class D Excess                              623,859.45

            6 Total Excess Spread                         5,095,495.65

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available           Due               Paid         Shortfall
       1 Available Excess Spread                                       5,095,495.65
       2 Excess Fin Charge Coll                                                0.00
              from Other Series
       3 Available Funds                                               5,095,495.65
       4 Class A Required Amount
         a Interest                                                                            0.00           0.00             0.00
         b Servicing Fee                                                                       0.00           0.00             0.00
         c Defaults                                                                            0.00           0.00             0.00
       5 Class A Charge Offs not Previously Reimbursed                                         0.00           0.00             0.00
      6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
         a Interest                                                                            0.00           0.00             0.00
         b Servicing Fee                                                                       0.00           0.00             0.00
      6b Class B Default Amount                                                          725,845.12     725,845.12             0.00
       7 Reductions in Class B not previously reimbursed                                       0.00           0.00             0.00
       8 Monthly Servicing Fee Shortfalls                                                      0.00           0.00             0.00
       9 Collateral Monthly Interest                                                     288,573.30     288,573.30             0.00
      10 Collateral Default Amount                                                       430,368.35     430,368.35             0.00
      11 Reductions in CIA not previously reimbursed                                           0.00           0.00             0.00
      12 Reserve Account Deposit                                                               0.00           0.00             0.00
      13 Class D Monthly Interest                                                              0.00           0.00             0.00
      14 Class D Default Amount                                                          269,783.14     269,783.14             0.00
      15 Reductions in Class D not previously reimbursed                                       0.00           0.00             0.00
      16 Other CIA Amounts Owed                                                                0.00           0.00             0.00
      17 Excess Fin Coll for Other Series                                                      0.00           0.00             0.00
      18 Excess Spread (after reallocation)                            3,380,925.74
      19 Writedowns

                                                                    Total            Redirected Principal  Charge-Offs
                           a Class A                                           0.00            0.00           0.00
                             in respect of A                                                                  0.00
                           b Class B                                           0.00            0.00           0.00
                             in respect of A                                                                  0.00
                             in respect of B                                                                  0.00
                           c CIA                                               0.00            0.00           0.00
                             in respect of A                                                                  0.00
                             in respect of B                                                                  0.00
                             in respect of CIA                                                                0.00
                           d Class D                                           0.00            0.00           0.00
                             in respect of A                                                                  0.00
                             in respect of B                                                                  0.00
                             in respect of CIA                                                                0.00
                             in respect of D                                                                  0.00

M. Application of Redirected Principal Collections
                                                                 Available             Due               Paid         Shortfall
      1 Redirected Principal Collections                             21,729,783.05
      2 Class A Required Amount
        a Interest                                                                             0.00           0.00             0.00
        b Servicing Fee                                                                        0.00           0.00             0.00
        c Defaults                                                                             0.00           0.00             0.00
      3 Class B Required Amount
        a Interest                                                                             0.00           0.00             0.00
        b Servicing Fee                                                                        0.00           0.00             0.00
        c Defaults                                                                             0.00           0.00             0.00
      4 Collateral Required Amount
        a Interest                                                                             0.00           0.00             0.00
        b Servicing Fee                                                                        0.00           0.00             0.00
        c Defaults                                                                             0.00           0.00             0.00
      5 Available for Available Principal Collections                21,729,783.05

N.  Principal Shortfall Amount/Shared Principal Collections
      1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections   73,411,429.22
      2 Other amounts treated as Principal Collections per Section 4.5 & 4.7           4,817,556.12
      3 Full amount required to be distributed pursuant to Section 4.5               106,833,333.33
      4 Principal required to fund the Required Amount per Section 4.8                         0.00
      5 Principal Shortfall                                                           28,604,347.99
      6 Available for Shared Principal Collections                                             0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         156,457,970.69
                          2 Principal Collections allocation to other Principal Sharing Series                             0.00
                          3 Available Principal Collections (after Sharing)                                      156,457,970.69

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                                0.00

                          2 Collateral Invested Amount                                                                     0.00
                          3 Required Collateral Invested Amount                                                            0.00
                          4 Amount used to pay Excess CIA                                                                  0.00

                          5 Available Principal Collections                                                                0.00
                          6 Class D                                                                                        0.00
                          7 Required Class D                                                                               0.00
                          8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                      156,457,970.69
                          2 Controlled Deposit Amount                                                            106,833,333.33
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  534,166,666.67
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                  106,833,333.33
                          5 Required Enhancement Amount                                                          $75,485,912.50

                          6 Remaining Principal Collections Available                                             49,624,637.36
                          7 Remaining Collateral Invested Amount                                                  51,259,166.67
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)      17,773,254.17
                                              a Excess of CIA and Class D over Required Enhancement Amt           17,773,254.17
                                              b Excess of Available Principal Collections over PFA deposit        49,624,637.36

                          9 Remaining Principal Collections Available                                             31,851,383.19
                         10 Remaining Class D Amount                                                              42,000,000.00
                         11 Principal Paid to Class D                                                                      0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                  0.00
                                              a Remaining Class A Adjusted Invested Amount                   0.00
                                              b Principal Paid to Class A - Current Period's Collections     0.00
                                              c Principal Paid to Class A - PFA per 5.1                      0.00
                                              d Total Principal Paid to Class A                              0.00

                          2 Remaining Principal Collections Available                                        0.00
                                              a Remaining Class B Adjusted Invested Amount                   0.00
                                              b Principal Paid to Class B - Current Period's Collections     0.00
                                              c Principal Paid to Class B - PFA per 5.1                      0.00
                                              d Total Principal Paid to Class B                              0.00

                          3 Remaining Principal Collections Available                                        0.00
                                              a Remaining Collateral Invested Amount                         0.00
                                              b Principal Paid to CIA                                        0.00

                          4 Remaining Principal Collections Available                                        0.00
                                              a Remaining Class D Amount                                     0.00
                                              b Principal Paid to Class D                                    0.00

S. Yield and Base Rate

                          1 Base Rate
                                              a Current Monthly Period                                      7.43%
                                              b Prior Monthly Period                                        8.53%
                                              c Second Prior Monthly Period                                 8.44%

                            Three Month Average Base Rate                                                                    8.14%

                          2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                                     12.69%
                                              b Prior Monthly Period                                       10.94%
                                              c Second Prior Monthly Period                                11.68%

                            Three Month Average Series Adjusted Portfolio Yield                                             11.77%

                          3 Excess Spread
                                              a Current Monthly Period                                      5.25%
                                              b Prior Monthly Period                                        2.41%
                                              c Second Prior Monthly Period                                 3.24%

                            Three Month Average Excess Spread                                                                3.64%


                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 16-Jan-01
Current Payment Date                              15-Feb-01
Actual / 360 Days                                    30                 30               30                30
30 / 360 Days                                        29                 29               29                29
Fixed / Floating                                  Floating           Floating         Floating          Floating

                                                   Class A            Class B     Collateral Invested     Class D          Total
                                                                                       Amount
Certificate Rate                                         6.01063%        6.24063%         6.85563%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            6.60563%
Initial Balance                                    528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)        528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00
Ending Outstanding Amount (Distribution)           528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00

Beginning Invested Amount (Distribution)           528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00
Ending Invested Amount (Distribution)              528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Distribution)     528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00


Beginning Invested Amount (Month)                  528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00
Ending Invested Amount (Month)                     528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Month)         528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Month)            528,000,000.00  113,000,000.00    67,000,000.00    42,000,000.00  750,000,000.00

Principal Allocation Percentage                            70.40%          15.07%            8.93%            5.60%         100.00%
Floating Allocation Percentage                             70.40%          15.07%            8.93%            5.60%         100.00%
Principal Collections                               51,681,646.17   11,060,655.34     6,558,087.68     4,111,040.04   73,411,429.22
Redirected Finance Charge Collections                9,196,768.11    1,968,247.72     1,167,014.14       731,561.10   13,063,591.07
Reserve Account Draw                                         0.00            0.00                                              0.00
PFA Proceeds (Class A Available Funds)                       0.00                                                              0.00
Redirected Finance Charge plus PFA Proceeds          9,196,768.11    1,968,247.72     1,167,014.14       731,561.10   13,063,591.07
Monthly Interest                                     2,644,677.20      587,659.33       382,772.68             0.00    3,615,109.21
Investor Default Amount (Net)                        3,391,559.51      725,845.12       430,368.35       269,783.14    4,817,556.12
Monthly Servicing Fee                                  880,000.00      188,333.33       111,666.67        70,000.00    1,250,000.00
Total Due                                            6,916,236.71    1,501,837.79       924,807.69       339,783.14    9,682,665.33

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,063,591.07
Series Adjusted Portfolio Yield                                                                                               13.19%
Base Rate                                                                                                                      7.78%


                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
            Revolving Period (Y/N)                                                  Y
            Accumulation Period (Y/N)                                               N
            Early Amortization (Y/N)                                                N
            Controlled Accumulation Period                                        12.00
            FNBA is Servicer                                                        Y
            Paydown Excess CIA (Y/N)                                                Y
            Paydown Excess Class D (Y/N)                                            Y
            Controlled Accumulation Amount                                          53,416,666.67
            Controlled Deposit Amount                                               53,416,666.67
            Ending Controlled Deposit Amount Shortfalll                                      0.00

Funding Accounts
            Beginning Principal Funding Account Balance                                      0.00
            Principal Funding Account Deposit                                                0.00
            Principal Funding Account Withdrawal                                             0.00
            Ending Principal Funding Account Balance                                         0.00
            Principal Funding Investment Proceeds                                            0.00

            Yield Supplement Account Beginning Balance                                       0.00
            Yield Supplement Account Release                                                 0.00
            Yield Supplement Account Ending Balance                                          0.00

            Reserve Account Beginning Balance                                                0.00
            Required Reserve Account Amount                                                  0.00
            Available Reserve Account Amount                                                 0.00
            Interest Retained in Reserve Account                                             0.00
            Funds Deposited into Reserve Account (out of Excess Spread)                      0.00
            Ending Reserve Account Balance                                                   0.00
            Covered Amount                                                                   0.00
            Reserve Draw Amount                                                              0.00

C. Certificate Balances and Distributions
                                          Class A               Class B            CIA                Class D           Total
             Beginning Balance                528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
            Interest Distributions              2,644,677.20         587,659.33        382,772.68            0.00     3,615,109.21
            Cumulative PFA Deposits                     0.00               0.00                              0.00             0.00
            Principal Distributions                     0.00               0.00              0.00            0.00             0.00
            Total Distributions                 2,644,677.20         587,659.33        382,772.68            0.00     3,615,109.21
            Ending Certificate Balance        528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                          5.0089
                          2 Amount of the distribution in respect of Class A Monthly Interest:                         5.0089
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                          5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                0.00
                          2 Amount of Class A Investor Charge-Offs                                                       0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                       0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                      5.2005
                          2 Amount of the distribution in respect of Class B monthly interest:                         5.2005
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                          4 Amount of the distribution in respect of Class B additional interest:                        0.00
                          5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                          0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                    0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                               0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

             1 Total amount distributed to the Collateral Interest Holder:                                             382,772.68
             2 Amount distributed in respect of Collateral Monthly Interest:                                           382,772.68
             3 Amount distributed in respect of Collateral Additional Interest:                                              0.00
             4 The amount distributed to the Collateral Interest Holder in respect                                           0.00
               of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

             1 The amount of reductions in the Collateral Invested Amount.                                                   0.00
             2 The total amount reimbursed in respect of such reductions in the                                              0.00
               Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
             1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)   13,063,591.07
             2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                  9,682,665.33
             3 Spread Account Requirement per Loan Agreement                                                           -43,037.86
             4 Finance Charge Shortfall                                                                                      0.00
             5 Available for Other Excess Allocation Series                                                          3,423,963.60

K. Application of Reallocated Investor Finance Charge Collections.

                                                        Available                   Due                 Paid          Shortfall
             1 Allocated Class A Available Funds            9,196,768.11
               a Reserve Account Release                            0.00
               b PFA Investment Earnings                            0.00
               c Class A Available Funds                    9,196,768.11

             2 Class A Available Funds                      9,196,768.11
               a Class A Monthly Interest                                             2,644,677.20    2,644,677.20             0.00
               b Class A Servicing Fee                                                  880,000.00      880,000.00             0.00
               c Class A Investor Default Amount                                      3,391,559.51    3,391,559.51             0.00
               d Class A Excess                             2,280,531.40

             3 Class B Available Funds                      1,968,247.72
               a Class B Monthly Interest                                               587,659.33      587,659.33             0.00
               b Class B Servicing Fee                                                  188,333.33      188,333.33             0.00
               c Class B Excess                             1,192,255.06

             4 Collateral Available Funds                   1,167,014.14
               a Collateral Servicing Fee                                               111,666.67      111,666.67             0.00
               b Collateral Excess                          1,055,347.47

             5 Class D Available Funds                        731,561.10
               a Class D Servicing Fee                                                   70,000.00       70,000.00             0.00
               b Class D Excess                               661,561.10

             6 Total Excess Spread                          5,189,695.03

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                          Available         Due              Paid       Shortfall
              1 Available Excess Spread                                     5,189,695.03
              2 Excess Fin Charge Coll                                              0.00
                     from Other Series
              3 Available Funds                                             5,189,695.03
              4 Class A Required Amount
                a Interest                                                                          0.00         0.00          0.00
                b Servicing Fee                                                                     0.00         0.00          0.00
                c Defaults                                                                          0.00         0.00          0.00
              5 Class A Charge Offs not Previously Reimbursed                                       0.00         0.00          0.00
             6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                a Interest                                                                          0.00         0.00          0.00
                b Servicing Fee                                                                     0.00         0.00          0.00
             6b Class B Default Amount                                                        725,845.12   725,845.12          0.00
              7 Reductions in Class B not previously reimbursed                                     0.00         0.00          0.00
              8 Monthly Servicing Fee Shortfalls                                                    0.00         0.00          0.00
              9 Collateral Monthly Interest                                                   382,772.68   382,772.68          0.00
             10 Collateral Default Amount                                                     430,368.35   430,368.35          0.00
             11 Reductions in CIA not previously reimbursed                                         0.00         0.00          0.00
             12 Reserve Account Deposit                                                             0.00         0.00          0.00
             13 Class D Monthly Interest                                                            0.00         0.00          0.00
             14 Class D Default Amount                                                        269,783.14   269,783.14          0.00
             15 Reductions in Class D not previously reimbursed                                     0.00         0.00          0.00
             16 Other CIA Amounts Owed                                                              0.00         0.00          0.00
             17 Excess Fin Coll for Other Series                                                    0.00         0.00          0.00
             18 Excess Spread (after reallocation)                          3,380,925.74
             19 Writedowns
                                                                          Total            Redirected Principal      Charge-Offs
                                 a Class A                                          0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                 b Class B                                          0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                   in respect of B                                                                            0.00
                                 c CIA                                              0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                   in respect of B                                                                            0.00
                                   in respect of CIA                                                                          0.00
                                 d Class D                                          0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                   in respect of B                                                                            0.00
                                   in respect of CIA                                                                          0.00
                                   in respect of D                                                                            0.00
M. Application of Redirected Principal Collections
                                                                       Available            Due              Paid      Shortfall
             1 Redirected Principal Collections                           21,729,783.05
             2 Class A Required Amount
               a Interest                                                                           0.00         0.00          0.00
               b Servicing Fee                                                                      0.00         0.00          0.00
               c Defaults                                                                           0.00         0.00          0.00
             3 Class B Required Amount
               a Interest                                                                           0.00         0.00          0.00
               b Servicing Fee                                                                      0.00         0.00          0.00
               c Defaults                                                                           0.00         0.00          0.00
             4 Collateral Required Amount
               a Interest                                                                           0.00         0.00          0.00
               b Servicing Fee                                                                      0.00         0.00          0.00
               c Defaults                                                                           0.00         0.00          0.00
             5 Available for Available Principal Collections              21,729,783.05
N.  Principal Shortfall Amount/Shared Principal Collections
             1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections 73,411,429.22
             2 Other amounts treated as Principal Collections per Section 4.5 & 4.7         4,817,556.12
             3 Full amount required to be distributed pursuant to Section 4.5                       0.00
             4 Principal required to fund the Required Amount per Section 4.8                       0.00
             5 Principal Shortfall                                                                  0.00
             6 Available for Shared Principal Collections                                  78,228,985.34

O. Available Principal Collections
             1 Available Principal Collections (per the definition thereof)                78,228,985.34
             2 Principal Collections allocation to other Principal Sharing Series          78,228,985.34

                    Partners First Credit Card Master Trust
                                 Series 1998-3

             3 Available Principal Collections (after Sharing)                                                            0.00

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                               0.00

                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                               0.00
                          6 Class D                                                                              42,000,000.00
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                                  $0.00

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                          0.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)              0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                                      0.00
                         11 Principal Paid to Class D                                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                 1 Available Principal Collections                                                         0.00
                                    a Remaining Class A Adjusted Invested Amount                           0.00
                                    b Principal Paid to Class A - Current Period's Collections             0.00
                                    c Principal Paid to Class A - PFA per 5.1                              0.00
                                    d Total Principal Paid to Class A                                      0.00

                 2 Remaining Principal Collections Available                                               0.00
                                    a Remaining Class B Adjusted Invested Amount                           0.00
                                    b Principal Paid to Class B - Current Period's Collections             0.00
                                    c Principal Paid to Class B - PFA per 5.1                              0.00
                                    d Total Principal Paid to Class B                                      0.00

                 3 Remaining Principal Collections Available                                               0.00
                                    a Remaining Collateral Invested Amount                                 0.00
                                    b Principal Paid to CIA                                                0.00

                 4 Remaining Principal Collections Available                                               0.00
                                    a Remaining Class D Amount                                             0.00
                                    b Principal Paid to Class D                                            0.00

S. Yield and Base Rate

                 1 Base Rate
                                    a Current Monthly Period                                              7.78%
                                    b Prior Monthly Period                                                8.57%
                                    c Second Prior Monthly Period                                         8.48%

                   Three Month Average Base Rate                                                                          8.28%

                 2 Series Adjusted Portfolio Yield
                                    a Current Monthly Period                                             13.19%
                                    b Prior Monthly Period                                               10.98%
                                    c Second Prior Monthly Period                                        11.72%

                   Three Month Average Series Adjusted Portfolio Yield                                                   11.97%

                 3 Excess Spread
                                    a Current Monthly Period                                              5.41%
                                    b Prior Monthly Period                                                2.42%
                                    c Second Prior Monthly Period                                         3.24%

                   Three Month Average Excess Spread                                                                      3.69%
